EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Renhuang Pharmaceuticals, Inc. (the “Company”) on First Amended Form 10-K/A for the six months ended October 31, 2006, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Leo Wang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 21, 2007	/s/ Zuoliang Wang
By: Zuoliang Wang
Its: Interim Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Renhuang Pharmaceuticals, Inc. and will be retained by Renhuang Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.